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                                                                    Exhibit 23.6


                                     CONSENT


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the reference to our firm under the caption "Business - Reserves Information" and "Experts" in the Registration Statement on Form S-1 and the Registration Statement on Form S-4 (the "Registration Statements") of Abraxas Petroleum Corporation.


Dated: February 3, 2003

MCDANIEL AND ASSOCIATES CONSULTANTS LTD.

/s/ P.A. Welch, P. Eng.
    -------------------------
    Executive Vice President